UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2012

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia (State or Other Jurisdiction of Incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois (Address of Principal Executive Offices)		60093-2753 (Zip Code)

Registrant’s telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

This information will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

On September 7, 2012, Kraft Foods Inc. issued a press release relating to Kraft Foods Group, Inc.’s presentation to analysts and investors at SeaPort Boston World Trade Center regarding Kraft Foods Group’s North American grocery business following its spin-off from Kraft Foods Inc. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The presentation will be available via a live audio webcast at www.kraftfoodsgroup.com. An archived rebroadcast and the presentation slides will be available for one year following the webcast. The presentation slides, including Regulation G reconciliations, used in the presentation are being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

NON-GAAP FINANCIAL MEASURES

Kraft Foods Group reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”).

Kraft Foods Group’s top-line measure is organic revenue, which excludes the impacts of related party transactions, divestitures, currency and accounting calendar changes. The company uses organic revenue and corresponding metrics as non-GAAP financial measures. Management believes organic revenue better reflects the underlying growth from the ongoing activities of Kraft Foods Group’s business and provides improved comparability of results.

The company also uses free cash flow as a non-GAAP financial measure. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Management believes free cash flow shows the financial health of, and how efficiently we are running, the company.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the company’s results prepared in accordance with GAAP. In addition, the non-GAAP measures the company is using may differ from the non-GAAP measures used by other companies.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Kraft Foods Inc. Press Release, dated September 7, 2012.

99.2	Kraft Foods Group, Inc. Slide Presentation, dated September 7, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

Date: September 7, 2012	By:	/s/ Carol J. Ward

Name: Carol J. Ward
Title: Vice President and Corporate Secretary